COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 6:-	COMMITMENTS AND CONTINGENCIES

a.	Litigations:

1.
In 2003, the Brazilian tax authority filed a claim against the Company’s inactive subsidiary in Brazil, SPC International Ltda. (the "Brazilian Subsidiary"), for the payment of taxes allegedly due from the Brazilian Subsidiary. After numerous hearings and appeals at various appellate levels in Brazil, the Supreme Court ruled against the Brazilian Subsidiary in final non-appealable decisions published in June 2017. As of June 30, 2022, the total amount of this claim, including interest, penalties and legal fees is approximately $6,879, of which approximately $767 is the principal. The Brazilian tax authorities initiated foreclosure proceedings against the Brazilian Subsidiary and certain of its former managers. The foreclosure proceedings against the former managers were cancelled by court in a final and not appealable decision issued in July 2017. While foreclosure and other collection proceedings are pending against the Brazilian Subsidiary, based on Brazilian external counsel’s opinion, the Company believes that the Brazilian Subsidiary has solid arguments to sustain its position that further collection proceedings and inclusion of any additional co-obligors in the tax foreclosure certificate are barred due to the statute of limitations and that the foreclosure procedures cannot legally be redirected to other group entities and managers who were not initially cited in the foreclosure proceeding due to the statute of limitations. In May 2022, the state attorney agreed to the suspension of the tax foreclosure. Based on Brazilian external counsel’s opinion, it is likely that the case will remain dormant for the foreseeable future. Accordingly, the Company believes that the chances that such redirection will lead to a loss recognition are remote.

2.
In 2014, the Company’s Peruvian subsidiary, Gilat To Home Peru S.A., ("GTH Peru"), initiated an arbitration proceedings in Lima against the Ministry of Transport and Communications of Peru, ("MTC"), and the Programa Nacional de Telecomunicaciones ("PRONATEL"). The arbitration was related to the PRONATEL projects awarded to the Company in the years 2000-2001. Under these projects, GTH Peru provided fixed public telephony services in rural areas of Peru. GTH Peru main claim was related to damages caused by the promotion of mobile telephony in such areas by the Peruvian government in the years 2011-2015. In June 2018, the arbitration tribunal issued an arbitration award ordering MTC and PRONATEL to pay GTH Peru approximately $14,000. MTC applied to the Superior Court in Lima to declare such award null and void. In July 2019, the Superior Court rejected the annulment action. MTC filed a protective constitutional action against such ruling. In September 2019, the 11th Constitutional Court in Lima rejected MTC’s action declaring it inadmissible. MTC appealed the resolution. Recently, the Court confirmed the appealed resolution. This resolution has not been formally served yet. In parallel, in July 2019, the Company initiated proceedings at the 17th Civil Chamber specialized in Commercial Matters of the Superior Court of Justice of Lima for enforcement of the arbitration award. Based on the advice of counsel, such proceedings are expected to continue for five years or more. MTC’s objection to the enforcement proceedings was denied. MTC and PRONATEL should now file a payment schedule.

3.
In October 2019, GTH Peru initiated additional arbitration proceedings against MTC and PRONATEL based on similar grounds for the years 2015-2019. Evidentiary hearings took place in August and October 2021. In February 2022, the parties submitted their closing arguments. The final hearing took place on March 23, 2022. On June 16, 2022, the arbitration tribunal issued an arbitration award ordering MTC and Pronatel to pay GTH Peru approximately $15,000. MTC and Pronatel may appeal this determination.

4.
In 2018, Gilat Networks Peru S.A. ("GNP"), the Company’s subsidiary in Peru, won a government bid for two additional regional projects in the Amazonas and Ica regions in Peru for PRONATEL with a contractual value of approximately $154,000. GMC Engineering Solutions and SATEL Comunicaciones y Datos, two of the three entities in the losing bidder consortium, applied to the superior court in Lima to cancel the bid and obtained a preliminary injunction against the award. Although the lawsuit did not name GNP as a defendant, the subsidiary was served as an interested third party in the process and filed its objection and defenses. Currently, following PRONATEL’s request, GNP continues performing these projects. Based on the advice of counsel, the Company believes that the chances of success of the proceedings seeking to cancel the bid are remote. On June 28, 2022 the court issued a resolution ordering the Private Investment Promotion Agency in Peru ("Proinversion"), a Peruvian government agency, to reimburse GMC the amount of the bid bond that, according to the court, were wrongly forfeited. This resolution is against Proinversion and it can be considered favorable to the Company as it expressly states that the ICA and Amazonas project cannot be cancelled. This resolution is being appealed by Proinversion.

The Company is also in the midst of different stages of audits and disputes with various tax authorities in different parts of the world. Further, the Company is the defendant in various other lawsuits, including employment-related litigation claims and may be subject to other legal proceedings in the normal course of its business. While the Company intends to defend the aforementioned matters vigorously, it believes that a loss in excess of its accrued liability with respect to these claims is not probable.

b.	Guarantees:

As of June 30, 2022, the aggregate amount of bank guarantees outstanding in order to secure the Company's various obligations was $91,012, including an aggregate of $87,851 on behalf of its subsidiaries in Peru. In order to secure these guarantees the Company provided a floating charge on its assets as well as other pledges, including a fixed pledge, on certain assets and property. In addition, the Company has $1,205 of restricted cash to secure these guarantees.

All of the above guarantees are performance guarantees for the Company's own performance, in accordance with ASC 460, "Guarantees" ("ASC 460"), such guarantees are excluded from the scope of ASC 460. The Company has not recorded any liability for such amounts, since the Company expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Company.

c.	Commitments:

During the six months ended June 30, 2022, the Company has not entered into any new commitments with material effect on the Company’s condensed interim consolidated financial statements.